SEMI-ANNUAL REPORT

[MORGAN STANLEY LOGO]

MORGAN STANLEY GLOBAL OPPORTUNITY
BOND FUND, INC.

 JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
OVERVIEW

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -4.68% compared to 5.07% for the Emerging Markets Bond/U.S. High Yield Blended Composite (the "Index"). For the period from the Fund's commencement of operations on May 27, 1994 through June 30, 2001, the Fund's cumulative total return, based on net asset value per share, was 54.45% compared to 99.22% for the Index. The Index is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. At June 30, 2001, the Fund's investments in debt instruments were comprised of 50% emerging markets debt securities and 50% U.S. high yield securities. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $8.49, representing a 5.5% premium to the Fund's net asset value per share.

MARKET OVERVIEW
The U.S. high yield market experienced a poor second quarter, led by continued bad news in the telecom sectors, a very large new issue calendar and a continued high default rate. Mutual fund flows were positive early in the quarter, but unfortunately turned negative for the last three weeks of June, at the same time a large amount of new issues were priced and the telecom problems worsened. In contrast, emerging markets debt (EMD) had a good, second quarter highlighted by Argentina's debt restructuring. Argentina's problems have led to high volatility in their asset prices both on the upside and downside.

Our strategy has been to overweight U.S. high yield relative to emerging markets debt due to our beliefs that EMD will not perform well due to the continued problems in Argentina along with our feeling that high yield is undervalued. This higher allocation to U.S. high yield and our overweight allocation to the fixed-line communications sector were the major reasons for the under performance. On the positive side, in high yield our overweight position in the healthcare sector contributed to results as well as our higher allocation to securities rated BB and higher. In emerging markets debt, our large underweight to Argentina and overweight in Russia added to results during the second quarter.

MARKET OUTLOOK
As mentioned above, we continue to be concerned about the situation in Argentina. The country's recent debt restructuring will reduce their short-term cash outlays, but it will do nothing to address the countries economic problems. We are continuing to maintain a large underweight to this country relative to our benchmark along with maintaining an overall defensive portfolio.

The widening of spreads by 22 basis points in June in U.S. high yield has added to the attractiveness of this market. We continue to believe that high yield should provide good returns over the coming months due to an improving economy, easier credit availability from banks, lower future default rates and a return of positive flows into the asset class.

OTHER DEVELOPMENTS
As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the new look of the report, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
JUNE 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY
HISTORICAL INFORMATION

                                                                                   TOTAL RETURN (%)
                                                       --------------------------------------------------------------------------
                                                           MARKET VALUE(1)        NET ASSET VALUE(2)             INDEX(3)
                                                       --------------------------------------------------------------------------
                                                                      AVERAGE                  AVERAGE                  AVERAGE
                                                        CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                                                        ==========    =======    ==========    =======    ==========    =======
Year to Date                                               16.88%        --        -4.68%          --        5.07%          --
One Year                                                   12.53      12.53%      -11.08       -11.08%       6.29         6.29%
Five Year                                                  31.14       5.57        23.24         4.27       50.64         8.54
Since Inception*                                           62.89       7.12        54.45         6.31       99.22        10.20
Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION
                                                               YEAR ENDED DECEMBER 31,                            SIX MONTHS
                                   ---------------------------------------------------------------------------       ENDED
                                       1994*        1995        1996      1997      1998        1999      2000    JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $12.25       $12.99      $14.86    $13.74     $9.64      $10.56     $9.01       $ 8.05
------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share               $12.50       $12.50      $14.63    $13.13     $8.31       $8.38     $7.75       $ 8.49
------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                      2.0%        -3.8%       -1.5%     -4.4%    -13.8%      -20.6%    -14.0%         5.5%
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                      $0.91        $1.59       $1.49     $1.30     $1.18       $1.05     $1.13       $ 0.52
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions              --           --       $0.50     $2.30     $0.06          --        --           --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)                  -6.42%       20.34%      31.45%    17.38%   -21.57%      22.73%    -3.14%       -4.68%
------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)                 -0.85%       22.16%      23.50%    12.52%    -4.74%      13.44%     4.24%        5.07%
------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of June 30, 2001, the Fund's investment in debt instruments was comprised of 50% emerging markets debt securities and 50% U.S. high yield securities.
*    The Fund commenced operations on May 27, 1994.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

     HIGH YIELD FIXED INCOME SECURITIES, ALSO KNOWN AS "JUNK BONDS" ARE CONSIDERED SPECULATIVE, INVOLVE GREATER RISK OF DEFAULT AND TEND TO BE MORE VOLATILE THAN INVESTMENT GRADE FIXED INCOME SECURITIES.

PORTFOLIO SUMMARY

ALLOCATION OF TOTAL INVESTMENTS

[CHART]

-----------------------------------------------------
Debt Securities                            94.0%
Short-Term Investments                      2.5
Equity Securities                           3.5
-----------------------------------------------------

COUNTRY WEIGHTINGS

[CHART]

-----------------------------------------------------
United States                              51.9%
Brazil                                      7.6
Mexico                                      7.1
Russia                                      5.4
Argentina                                   2.9
United Kingdom                              2.8
Canada                                      2.4
Poland                                      1.8
Netherlands                                 1.2
Venezula                                    1.1
Other                                      15.8
-----------------------------------------------------

TEN LARGEST HOLDINGS*

                                                  PERCENT OF                                             PERCENT OF
                                                     TOTAL                                                  TOTAL
                                                  INVESTMENTS                                            INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
1.    Republic of Argentina Par Bond,'L-GP',                       6.    Russian Federation,
        6.00%, 3/31/23 (Argentina)                    2.5%                 5.00%, 3/31/30 (Russia)            2.0%
2.    United Mexican States,                                       7.    Federative Republic of Brazil
        8.38%, 1/14/11 (Mexico)                       2.3                  Debt Conversion Bond 'L',
                                                                            5.50%, 4/15/12 (Brazil)            1.9
3.    Nextel Communications, Inc.,                    2.3          8.    Horseshoe Gaming Holding,
        0.00%, 9/15/07 (United States)                                      8.63%, 5/15/09 (United States)     1.8
4.    Federative Republic of Brazil Bond PIK 'C'      2.1          9.    Russian Federation,
        8.00%, 4/15/14 (Brazil)                                             12.75%, 6/24/28 (Russia)           1.8
5.    Morocco R&C, 'A',                               2.0         10.    United Mexican States,
        5.09%, 1/1/09 (Morocco)                                             8.13%, 12/30/19 (Mexico)           1.5
                                                                                                          -------------
                                                                                                              20.2%
                                                                                                          =============


      * Excludes short-term investments.

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                      FACE
                                    AMOUNT            VALUE
                                     (000)            (000)
---------------------------------------------------------------
DEBT INSTRUMENTS(93.9%)
===============================================================
ALGERIA(0.2%)
SOVEREIGN(0.2%)
  Algerian Loan Agreement
     Tranche 1
     7.19%, 3/31/10                $    80          $    70
===============================================================
ARGENTINA(2.9%)
CORPORATE(0.3%)
  CTI Holdings SA
     0.00%, 4/15/08                    295(a)           115
---------------------------------------------------------------
SOVEREIGN(2.6%)
  Republic of Argentina Discount Note
     4.81%, 3/31/23                    100(b)            63
  Republic of Argentina Par Bond,
     'L-GP'
     6.00%, 3/31/23                  1,700            1,071

---------------------------------------------------------------
                                                      1,134
---------------------------------------------------------------
                                                      1,249
===============================================================
AUSTRALIA(0.8%)
CORPORATE(0.8%)
---------------------------------------------------------------
  Murrin Murrin Holdings Property Ltd.
     9.38%, 8/31/07                    400              336
===============================================================
BERMUDA(0.0%)
CORPORATE(0.0%)
  RSL Communications, Ltd.
     0.00%, 6/15/08              EUR   256(a,c)           4
     9.13%, 3/1/08                 $   550(c)            15
     12.25%, 11/15/06                   50(c)             2
---------------------------------------------------------------
                                                         21
===============================================================
BRAZIL(7.6%)
SOVEREIGN(7.6%)
  Federative Republic of Brazil
     9.63%, 7/15/05                    400              377
  Federative Republic of Brazil
     Bond 'C-L'
     8.00%, 4/15/14                    246              182
  Federative Republic of Brazil
     Bond 'EI-L'
     5.44%, 4/15/06                    280(b)           248
  Federative Republic of Brazil
     Bond 'L'
     5.50%, 4/15/09                    282(b)           229
  Federative Republic of Brazil
     Bond PIK 'C'
     8.00%, 4/15/14                  1,235              911
  Federative Republic of Brazil
     Debt Conversion Bond 'L'
     5.50%, 4/15/12                  1,200(b)           843
  Federative Republic of Brazil
     Discount Bond
     5.44%, 4/15/24                    750(b)           546
---------------------------------------------------------------
                                                      3,336
===============================================================
BULGARIA(1.4%)
SOVEREIGN(1.4%)
  Republic of Bulgaria
     Front Loaded Interest
     Reduction Bond
     3.00%, 7/28/12                    500(a)           404
     6.31%, 7/28/24                    240              189
---------------------------------------------------------------
                                                        593
===============================================================
CANADA(2.4%)
CORPORATE(2.4%)
  Air Canada
     10.25%, 3/15/11                   250(d)           235
  GT Group Telecom, Inc.
     0.00%, 2/1/10                     625(a)           197
  Husky Oil Ltd.
     8.90%, 8/15/28                    450(a)           458
  Quebcor Media, Inc.
     11.13%, 7/15/11                   150(d)           148
---------------------------------------------------------------
                                                      1,038
===============================================================
CROATIA(0.3%)
SOVEREIGN(0.3%)
  Government of Croatia
     6.25%, 7/31/10                    130(b)           127
===============================================================
DENMARK(0.8%)
CORPORATE(0.8%)
  Callahan Nordrhein-Westfalen
     14.00%, 7/15/10                   450(d)           369
===============================================================
ECUADOR(1.3%)
SOVEREIGN(1.3%)
  Republic of Ecuador
     4.00%, 8/15/30                    550(a)           237
     12.00%, 11/15/12                  450              314
---------------------------------------------------------------
                                                        551
===============================================================
EGYPT(1.1%)
SOVEREIGN(1.1%)
  Arab Republic of Egypt
     8.75%, 7/11/11                    500(d)           499
===============================================================
GERMANY(0.2%)
CORPORATE(0.2%)
  Messer Griesheim Holding AG
     10.38%, 6/1/11              EUR   100               88
===============================================================

    The accompanying notes are an integral part of the financial statements.

                                      FACE
                                    AMOUNT            VALUE
                                     (000)            (000)
---------------------------------------------------------------
INDONESIA (0.4%)
CORPORATE (0.4%)
  Indah Kiat International Finance,
     'B'
     11.88%, 6/15/02               $    65(c)       $    18
  Paiton Energy Funding BV
     9.34%, 2/15/14                    125(d)            37
  Pindo Deli Finance (Mauritius)
     10.75%, 10/1/07                   400(d)            56
  Tjiwi Kimia International Global
     Bond
     13.25%, 8/1/01                    390               59
---------------------------------------------------------------
                                                        170
===============================================================
IVORY COAST(0.3%)
SOVEREIGN(0.3%)
  Republic of Ivory Coast
     2.00%, 3/29/18                    285(a,c)          47
  Republic of Ivory Coast Front
     Loaded Interest Reduction Bond
     2.00%, 3/29/18                    400(a,c)          65
---------------------------------------------------------------
                                                        112
===============================================================
MALAYSIA(0.6%)
CORPORATE(0.6%)
  TM Global, Inc.
     8.00%, 12/7/10                    250(d)           248
===============================================================
MEXICO(7.0%)
CORPORATE(1.7%)
  Grupo Iusacell SA de CV
     14.25%, 12/1/06                    50               53
  Maxcom Telecomunicaciones
     SA de CV, 'B'
     13.75%, 4/1/07                    150               54
  Pemex Project Funding Master Trust
     8.50%, 2/15/08                    150              155
  Petroleos Mexicanos
     9.50%, 9/15/27                    250              267
  TV Azteca, 'B'
     10.50%, 2/15/07                   200              185
---------------------------------------------------------------
                                                        714
===============================================================
SOVEREIGN(5.3%)
  United Mexican States
     8.13%, 12/30/19                   710              671
     8.38%, 1/14/11                  1,000            1,006
  United Mexican States, 'A'
     9.88%, 2/1/10                     600              654
---------------------------------------------------------------
                                                      2,331
---------------------------------------------------------------
                                                      3,045
===============================================================
MOROCCO(2.0%)
SOVEREIGN(2.0%)
  Morocco R&C, 'A'
     5.09%, 1/1/09                     955(b)           879
===============================================================
NETHERLANDS(1.2%)
CORPORATE(1.2%)
  Hermes Europe Railtel BV
     11.50%, 8/15/07                   190               30
  Song Networks Holding AB
     12.38%, 2/1/08              EUR   145               73
     13.00%, 5/15/09                   175               91
     13.00%, 5/15/09               $   350              193
  United Pan-Europe
     Communications NV
     10.88%, 8/1/09                    425(e)           150
---------------------------------------------------------------
                                                        537
===============================================================
NIGERIA(0.4%)
SOVEREIGN(0.4%)
  Central Bank of Nigeria Par Bond
     6.25%, 11/15/20                   250              159
  Nigeria Promissory Notes, 'RC'
     5.09%, 1/5/10                      50               19
---------------------------------------------------------------
                                                        178
===============================================================
PANAMA(1.4%)
SOVEREIGN(1.4%)
  Republic of Panama Global Bond
     9.38%, 4/1/29                     100              103
     9.63%, 2/8/11                     400              401
  Republic of Panama Past Due Interest
     PIK Bond
     6.44%, 7/17/16                    114(b)            92
---------------------------------------------------------------
                                                        596
===============================================================
PERU(0.2%)
SOVEREIGN(0.2%)
  Republic of Peru, Past Due
     Interest Bond
     4.50%, 3/7/17                     150(a)           103
===============================================================
PHILIPPINES(0.7%)
CORPORATE(0.3%)
  Bayan Telecommunications, Inc.
     13.50%, 7/15/06                   700(c,d,e)       128
---------------------------------------------------------------
SOVEREIGN(0.4%)
  Republic of Philppines
     9.50%, 10/21/24                   200              197
---------------------------------------------------------------
                                                        325
===============================================================

    The accompanying notes are an integral part of the financial statements.

                                      FACE
                                    AMOUNT            VALUE
                                     (000)            (000)
---------------------------------------------------------------
POLAND (1.8%)
CORPORATE (1.4%)
  Netia Holdings II BV, 'B'
     10.25%, 11/1/07               $   250          $   103
     13.13%, 6/15/09                   100               43
     13.50%, 6/15/09             EUR   130               55
  PTC International Finance II SA
     0.00%, 7/1/07                 $   200(a)           160
     11.25%, 12/1/09             EUR   185              163
     11.25%, 12/1/09               $   100               98
---------------------------------------------------------------
                                                        622
===============================================================
SOVEREIGN (0.4%)
  Government of Poland
     6.00%, 10/27/14                   175(a)           172
---------------------------------------------------------------
                                                        794
===============================================================
QATAR (0.9%)
SOVEREIGN (0.9%)
  State of Qatar
     9.75%, 6/15/30                    350              392
===============================================================
RUSSIA (5.4%)
SOVEREIGN (5.4%)
  Russian Federation
     5.00%, 3/31/30                  1,814(a,d)         859
     5.00%, 3/31/30                    535(a)           254
     8.25%, 3/31/10                    100               77
     8.25%, 3/31/10                    524(d)           401
     12.75%, 6/24/28                   800              788
---------------------------------------------------------------
                                                      2,379
===============================================================
SOUTH KOREA(1.2%)
CORPORATE(0.8%)
  Korea Electric Power Corp.
     6.38%, 12/1/03                    150              151
     7.75%, 4/1/13                     200              202
---------------------------------------------------------------
                                                        353
---------------------------------------------------------------
SOVEREIGN(0.4%)
  Republic of South Korea
     8.88%, 4/15/08                    150              169
---------------------------------------------------------------
                                                        522
===============================================================
TUNISIA(0.4%)
SOVEREIGN(0.4%)
  Central Bank of Tunisia
     8.25%, 9/19/27                    200              189
===============================================================
TURKEY(0.8%)
CORPORATE(0.0%)
  Cellco Finance NV
     15.00%, 8/1/05                     20               17
---------------------------------------------------------------
SOVEREIGN(0.8%)
  Republic of Turkey
     11.88%, 1/15/30                   400              331
---------------------------------------------------------------
                                                        348
===============================================================
UKRAINE(0.1%)
SOVEREIGN(0.1%)
  Ukraine Government
     11.00%, 3/15/07                    49               37
===============================================================
UNITED KINGDOM(2.8%)
CORPORATE(2.8%)
  British Sky Broadcasting Group plc
     8.20%, 7/15/09                    525              519
  Colt Telecommunications Group plc
     7.63%, 7/31/08              EUR   205              137
  Dolphin Telecommunications plc
     0.00%, 6/1/08                     190(a,c)           5
     0.00%, 5/15/09                $   275(a,c)           5
  Espirit Telecommunications Group plc
     11.00%, 6/15/08             EUR   233                5
  HMV Media Group plc
     10.88%, 5/15/08             GBP   125              123
  Telewest Communications
     0.00%, 4/15/09                    625(a)           418
---------------------------------------------------------------
                                                      1,212
===============================================================
UNITED STATES(46.2%)
ASSET BACKED SECURITIES(2.1%)
  Aircraft Lease Portfolio Securitization
     Ltd., '1996-1' DX
     12.75%, 6/15/06               $   322              290
  CA FM Lease Trust
     8.50%, 7/15/17                    215(d)           211
  CFS, 1997-5 'A1'
     7.72%, 6/15/05                    248               40
  D.R. Horton, Inc.
     8.00%, 2/1/09                     130              126
  DR Securitized Lease Trust
     6.66%, 8/15/10                     70               61
  FMAC Loan Receivables Trust
     7.91%, 11/15/18                   243               -- @
  Jet Equipment Trust, 'A3'
     11.79%, 12/15/13                  175              185
---------------------------------------------------------------
                                                        913
===============================================================

    The accompanying notes are an integral part of the financial statements.

                                      FACE
                                    AMOUNT            VALUE
                                     (000)            (000)
---------------------------------------------------------------
UNITED STATES (CONTINUED)
CORPORATE(44.1%)
  Adelphia Communications Corp.,
  'B'
     7.75%, 1/15/09                $   440(e)       $   388
     8.38%, 2/1/08                     160              146
     9.88%, 3/1/07                     175              173
  Advanster Communications
     12.00%, 2/15/11                    55(d)            57
  Allied Waste North America
     8.88%, 4/1/08                     375(d)           385
  American Cellular Corp.
     9.50%, 10/15/09                    65(d)            61
  Anthem Insurance Co., Inc.
     9.13%, 4/1/10                     240(d)           250
  Beazer Homes U.S.A .
     8.63%, 5/15/11                    195              195
  Blum CB Corp.
     11.25%, 6/15/11                   150(d)           147
  Centennial Cellular
     10.75%, 12/15/08                  625(e)           578
  Centex Corp.
     7.88%, 2/1/11                     280              278
  Charter Communications
     10.25%, 1/15/10                   570(e)           583
  Chesapeake Energy Corp.
     8.13%, 4/1/11                     380(d)           355
  CSC Holdings, Inc.
     9.88%, 5/15/06                    275              287
  Delhaize America Inc.
     9.00%, 4/15/31                    260(d)           283
  Echostar DBS Corp.
     9.38%, 2/1/09                     120              118
  Encompass Services Corp.
     10.50%, 5/1/09                    145(d)           139
  Exodus Communications, Inc.
     11.63%, 7/15/10                   550              190
  Focal Communications Corp., 'B'
     0.00%, 2/15/08                    510(a,e)         107
     11.88%, 1/15/10                   430(e)           138
  Fresenius Medical Capital Trust I
     9.00%, 12/1/06                    415              427
  Fresenius Medical Capital Trust II
     7.88%, 2/1/08                     125              123
  Global Crossing Holding Ltd.
     8.70%, 8/1/07                     500(d)           380
     9.63%, 5/15/08                    500(e)           395
  Globalstar LP
     11.38%, 2/15/04                   150(c)             7
     11.50%, 6/1/05                     30(c)             1
  Globix Corp.
     12.50%, 2/1/10                    365              106
  Hayes Lemmerz International, Inc.
     8.25%, 12/15/08                   655(e)           458
     9.13%, 7/15/07                    175              132
  HCA- The Healthcare Co.
     6.91%, 6/15/05                    410(e)           404
     7.58%, 9/15/25                    130              117
     7.69%, 6/15/25                    170              154
     8.75%, 9/1/10                     110              117
  Health Net Inc.
     8.38%, 4/15/11                    240(d)           241
  Hilton Hotels
     7.95%, 4/15/07                    115              115
  HMH Properties 'A'
     7.88%, 8/1/05                     165(e)           162
  Horseshoe Gaming Holding
     8.63%, 5/15/09                    795(e)           795
  Huntsman ICI Chemicals
     10.13%, 7/1/09              EUR   225              189
     10.13%, 7/1/09                $   225(e)           222
  Intermedia Communications, Inc.,
     'B'
     0.00%, 7/15/07                    135(a,e)         119
     8.60%, 6/1/08                     180              176
  International Game Technology
     8.38%, 5/15/09                    300              307
  Lear Corp., 'B'
     7.96%, 5/15/05                     90               92
     8.11%, 5/15/09                     55               55
  Lucent Technologies Global Bond
     6.45%, 3/15/29                    175              101
  Lyondell Chemical Co.
     9.63%, 5/1/07                     170(e)           169
  MCLEOD USA, Inc.
     11.38%, 1/1/09                    340              214
  Metromedia Fiber Network
     10.00%, 12/15/09                  355              135
  Michael Foods, Inc.
     11.75%, 4/1/11                    145(d)           149
  Mirant Americas
     7.63%, 5/1/06                     130(d)           131
  Motient Corp., 'B'
     12.25%, 4/1/08                    260               55
  Musicland Group, Inc. 'B'
     9.88%, 3/15/08                    250              260
  National Steel Corp., 'D'
     9.88%, 3/1/09                     490(e)           172
-------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                      FACE
                                    AMOUNT            VALUE
                                     (000)            (000)
---------------------------------------------------------------
UNITED STATES (CONTINUED)
CORPORATE (CONTINUED)
  Nextel Communications, Inc.
     0.00%, 9/15/07                $ 1,415(a,e)     $   999
     9.38%, 11/15/09                   170              135
  Nextmedia Operating, Inc.
     10.75%, 7/1/11                    120(d)           119
  NTL, Inc., 'B'
     0.00%, 4/1/08               GBP   675(a)           433
  Omnicare, Inc.
     8.13%, 3/15/11                $   130(d)           130
  Ono Finance plc
     14.00%, 2/15/11                   175              149
  Owens-Illinios, Inc.
     7.50%, 5/15/10                    905              629
     7.80%, 5/15/18                    240              149
  PG&E National Energy Group
     10.38%, 5/16/11                   110              111
  Phelps Dodge Corp.
     8.75%, 6/1/11                     140              139
  Primedia Inc.
     8.88%, 5/15/11                    220(d)           204
  Primus Telecommunications Group, Inc.
     11.25%, 1/5/09                    195               45
     12.75%, 10/15/09                  140               32
  PSINet, Inc.
     11.00%, 8/1/09                    265(c)            16
  PSINet, Inc. 'B'
     10.00%, 2/15/05                   960(c)            58
  Radio One, Inc.
     8.88%, 7/1/11                      90(d)            90
  RCN Corp., 'B'
     0.00%, 10/15/07                   915(a,e)         275
     0.00%, 2/15/08                    225(a)            63
  Rhythms NetConnections, Inc., 'B'
     0.00%, 5/15/08                    635(a,c)          19
     14.00%, 2/15/10                   195(c)             6
  Salem Communications Holdings
     9.00%, 7/1/11                     175(d)           174
  Schuler Homes
     9.375%, 7/15/09                   180(d)           180
     10.50%, 7/15/11                    85(d)            85
  Smithfield Foods, Inc.
     7.625%, 2/15/08                   290              283
  Station Casinos, Inc.
     8.375%, 2/15/08                    20(d)            20
     8.875%, 12/1/08                   300(e)           300
  Tenet Healthcare Corp.
     8.125%, 12/1/08                   140(e)           144
     8.625%, 1/15/07                   275(e)           285
  The Manitowoc Co, Inc.
     10.375%, 5/15/11            EUR    85(d)            74
  Toll Brothers, Inc.
     8.25%, 2/1/11                 $   280(e)           272
  TRW, Inc.
     7.63%, 3/15/06                    140              144
  Viatel, Inc.
     0.00%, 4/15/08                    630(a,c)          13
  Vintage Petroleum, Inc.
     8.63%, 2/1/09                     150(e)           155
     9.75%, 6/30/09                    275              298
  WAM! Net, Inc., 'B'
     0.00%, 3/1/05                     365(a)            18
  Waste Management, Inc.
     6.88%, 5/15/09                    185              180
     7.13%, 10/1/07                    565              567
     7.13%, 12/15/17                    40               37
     7.65%, 3/15/11                     50               51
  Winstar Communications
     0.00%, 4/15/10                  3,765(a,c,e)        19
  XM Satellite Radio, Inc.
     14.00%, 3/15/10                    75               45
  XO Communications, Inc.
     0.00%, 4/15/08                    545(a,e)          98
     10.75%, 11/15/08                  570(e)           182
     10.75%, 6/1/09                     75               24
  Young Broadcasting, Inc.
     10.00%, 3/1/11                    250(d)           241
---------------------------------------------------------------
                                                     19,228
---------------------------------------------------------------
                                                     20,141
===============================================================
VENEZUELA(1.1%)
SOVEREIGN(1.1%)
  Republic of Venezuela
     Oil-Linked Payment Obligation
     0.00%, 4/15/20                      2(b)            -- @
  Republic of Venezuela Global Bond
     9.25%, 9/15/27                    150              103
  Republic of Venezuela Par Bond
     6.75%, 3/31/20                    500              377
---------------------------------------------------------------
                                                        480
---------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost $52,209)                                     40,964
===============================================================

    The accompanying notes are an integral part of the financial statements.

                                                     VALUE
                                    SHARES           (000)
---------------------------------------------------------------
COMMON STOCK(0.0%)
===============================================================
SWEDEN (0.0%)
  Song Networks Holding
    AB ADR
  (Cost $--@)                        3,288          $     7
---------------------------------------------------------------
PREFERRED STOCKS(3.4%)
===============================================================
UNITED STATES (3.4%)
  Broadwing Communications
   Corp., 'B'                             454              449
  Dobson Communications
   Corp., PIK 13.00%                   392(f)           369
  Nextel Communications
   Inc., PIK 13.00%                    176(f)           115
  Paxson Communications
   Corp., PIK 13.25%                    21(f)           194
  Primedia, Inc., 10.00%               260               22
  Primedia, Inc., 9.20%                370               29
  TNP Enterprises, Inc., `D'           248(f)           270
  XO Communications,
   Inc., 'E'                           276(f)            17
  XO Communications, Inc.            2,581(f)            10
===============================================================
TOTAL PREFERRED STOCKS
   (Cost $1,587)                                      1,475
===============================================================
                                    NO. OF
                                    RIGHTS
---------------------------------------------------------------
RIGHTS(0.1%)
===============================================================
MEXICO(0.1%)
   United Mexican States Value
     Recovery Rights, 0.00%,
     expiring 6/30/03
   (Cost $--@)                       4,056               40
===============================================================
                                    NO. OF
                                  WARRANTS
---------------------------------------------------------------
WARRANTS(0.1%)
===============================================================
CANADA(0.0%)
    GT Group Telecom, Inc.,
     expiring 2/1/10                 6,250(d,f)          17
===============================================================
COLOMBIA(0.1%)
   Occidente y Caribe,
    expiring 3/15/04                25,790(f)            26
===============================================================
MEXICO(0.0%)
   Maxcom Telecomunicaciones
     SA de CV, expiring 04/01/07       150(f)            -- @
---------------------------------------------------------------
UNITED STATES(0.0%)
 Motient Corp., expiring
    4/01/08                          2,800(d,f)      $   -- @
 SW Acquisition, expiring
    4/1/11                             220(d,f)           7
 WAM! Net., Inc., expiring
    3/1/05                           6,000(f)            -- @
 XM Satellite Radio
    Holdings, Inc., expiring
    3/15/10                          1,550(f)             4
---------------------------------------------------------------
                                                         11
===============================================================
TOTAL WARRANTS
   (Cost $41)                                            54
===============================================================
                                      FACE
                                    AMOUNT
                                      000)
---------------------------------------------------------------
SHORT-TERM INVESTMENTS(2.4%)
===============================================================
UNITED STATES(2.4%)
BILL (0.2%)
   U.S.Treasury Bill,
     7/19/01                       $   100              100
---------------------------------------------------------------
REPURCHASE AGREEMENT (2.2%)
   J.P. Morgan Securities
     Inc., 3.70%, dated
     06/29/01, due 07/02/01            931(g)           931
---------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $1,031)                                      1,031
===============================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN(0.1%)
===============================================================
   Euro
   (Cost $57)                   EUR     66               56
---------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                    AMOUNT                VALUE
                                      (000)               (000)
---------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
   (Cost $54,925)                                       $43,627
===============================================================
OTHER ASSETS
===============================================================
   Interest Receivable             $ 1,223
   Receivable for
     Investments Sold                1,194
   Net Unrealized Gain on
     Foreign Currency Contracts         75
   Due from Broker                      60
   Foreign Withholding Tax
     Receivable                          4
   Other                                36                2,592
===============================================================
LIABILITIES
===============================================================
   Payable For:
     Reverse Repurchase
       Agreements                 (10,428)
     Dividends Payable             (1,087)
     Investments Purchased           (840)
     Directors' Fees and
       Expenses                       (47)
     Shareholder Reporting
       Expenses                       (38)
     Professional Fees                (30)
     Investment Advisory Fees         (28)
     Administrative Fees              (18)
     Custodian Fees                   (13)
     Other Liabilities                (25)              (12,554)
===============================================================
NET ASSETS
   Applicable to 4,180,704 issued and
     outstanding $0.01 par value shares
     (100,000,000 shares authorized)                $    33,665
===============================================================
NET ASSET VALUE PER SHARE                           $      8.05
===============================================================
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
   Common Stock                                     $        42
   Paid-in Capital                                       58,136
   Undistributed Net Investment Income                      235
   Accumulated Net Realized Loss                        (13,554)
   Unrealized Depreciation on Investments,
     Foreign Currency Translations
     and Futures                                        (11,194)
===============================================================
TOTAL NET ASSETS                                    $    33,665
---------------------------------------------------------------

(a)-- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001.
(b)-- Variable / floating rate security - rate disclosed is as of June 30, 2001.
(c)-- Security is in default.
(d)-- 144A Security - certain conditions for public sale may exist.
(e)-- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 2001 - see Note A-4 to financial statements.
(f)-- Non-income producing.
(g)-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

@ -- Value is less than $500.
ADR-- American Depositary Receipt
PIK-- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

===================================================================
FUTURES CONTRACTS:
  At June 30, 2001, the following futures contracts were open:
                                                             NET
           NUMBER               NOTIONAL                  UNREALIZED
             OF                  VALUE        EXPIRATION    GAIN
          CONTRACTS              (000)          DATE        (000)
-------------------------------------------------------------------
LONG:
  10 Year U.S.
   Treasury Note       2           $      206    Sep-01    $  1
SHORT:
  Gilt                 6                  958    Sep-01       5
-------------------------------------------------------------------
                                                           $  6
===================================================================

    The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

CURRENCY                           IN                     NET
  TO                            EXCHANGE               UNREALIZED
DELIVER    VALUE   SETTLEMENT      FOR     VALUE      GAIN (LOSS)
 (000)     (000)                                        (000)
-------------------------------------------------------------------
U.S.$  147    $147   8/09/01    GBP  105   $148          $1
U.S.$  201     201   8/29/01    EUR  235    199         (2)
EUR    685     580   7/31/01  U.S.$  617    617          37
EUR     75      63   7/31/01  U.S.$   68     68           5
EUR    100      85   7/31/01  U.S.$   88     88           3
EUR    180     152   8/14/01  U.S.$  158    158           6
EUR    310     262   8/29/01  U.S.$  265    265           3
GBP    780   1,097   8/09/01  U.S.$1,119  1,119          22
-------------------------------------------------------------------
            $2,587                       $2,662         $75
===================================================================

JUNE 30, 2001 EXCHANGE RATES:
----------------------------------------------------------------------
  EUR         Euro                          1.178 = U.S.      $1.00
  GBP         British Pound                 0.707 = U.S.      $1.00
===================================================================

               SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                    CLASSIFICATION -- JUNE 30, 2001

                                                        PERCENT
                                            VALUE      OF TOTAL
INDUSTRY                                    (000)     INVESTMENTS
-------------------------------------------------------------------

Sovereign & Emerging Markets               $15,248      35.0%
Asset Backed Securities                        913       2.1
Banks                                          189       0.4
Cable Television                             3,557       8.2
Chemicals                                      667       1.5
Communications                               3,201       7.4
Consumer Services/Products                     132       0.3
Energy                                       1,843       4.2
Finance                                        416       1.0
Financial                                      464       1.1
Food & Beverage                                283       0.6
Gaming                                       1,423       3.3
General Industrial                           2,438       5.6
Health Care                                  2,012       4.6
Homebuilders/Building Materials                599       1.4
Hotel & Lodging                                277       0.6
Industrial                                   2,413       5.5
Media & Entertainment                        1,171       2.7
Metals                                         647       1.5
Real Estate                                    273       0.6
Retail                                         692       1.6
Supermarkets                                   493       1.1
Telecommunications                           3,253       7.4
Transportation                                 524       1.2
Utilities - Electric                           484       1.1
Other                                           15       0.0
===================================================================
                                           $43,627       100%
===================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                   SIX MONTHS ENDED
                                                                                                     JUNE 30, 2001
STATEMENT OF OPERATIONS                                                                               (UNAUDITED)
                                                                                                         (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

    Interest                                                                                                  $ 2,669
    Dividends                                                                                                      30
----------------------------------------------------------------------------------------------------------------------
       Total Income                                                                                             2,699
======================================================================================================================
EXPENSES
     Interest Expense on Borrowings                                                                               300
     Investment Advisory Fees                                                                                     186
     Administrative Fees                                                                                           70
     Professional Fees                                                                                             52
     Custodian Fees                                                                                                15
     Shareholder Reporting Expenses                                                                                15
     Transfer Agent Fees                                                                                            5
     Other Expenses                                                                                                21
----------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                                                             664
======================================================================================================================
         Net Investment Income                                                                                  2,035
======================================================================================================================
NET REALIZED GAIN (LOSS) ON:
     Investment Securities Sold (net of foreign tax expense of $9)                                               (220)
     Foreign Currency Transactions                                                                               (108)
     Futures Contracts                                                                                             34
----------------------------------------------------------------------------------------------------------------------
       Net Realized Loss                                                                                         (294)
======================================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
     Investments                                                                                               (3,816)
     Foreign Currency Translations                                                                                255
     Futures Contracts                                                                                             (3)
----------------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation                                                          (3,564)
======================================================================================================================
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                                           (3,858)
======================================================================================================================
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $(1,823)
----------------------------------------------------------------------------------------------------------------------

                                                                           SIX MONTHS ENDED
                                                                             JUNE 30, 2001             YEAR ENDED
                                                                              (UNAUDITED)          DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                               (000)                    (000)
======================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                      $    2,035                  $ 4 ,983
  Net Realized Gain (Loss)                                                        (294)                     2,547
  Change in Unrealized Appreciation/Depreciation                                (3,564)                   (9,288)
----------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations                          (1,823)                   (1,758)
======================================================================================================================
Distributions:
  Net Investment Income                                                         (2,174)                   (4,744)
----------------------------------------------------------------------------------------------------------------------
  Total Decrease                                                                (3,997)                   (6,502)
Net Assets:
  Beginning of Period                                                            37,662                    44,164
----------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of $235
  and $374, respectively)                                                  $   33,665                  $ 37,662
======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                 SIX MONTHS ENDED
                                                                                                   JUNE 30, 2001
                                                                                                    (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                                (000)
======================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
   Proceeds from Sales and Maturities of Investments                                                         $  33,198
   Purchases of Investments                                                                                    (34,408)
   Net Decrease in Short-Term Investments                                                                          140
   Net Realized Loss on Foreign Currency Transactions                                                             (163)
   Net Investment Income                                                                                         2,035
   Adjustments to Reconcile Net Investment Income to Net Cash provided by Operating Activities:
      Net Increase in Receivables Related to Operations                                                            (33)
      Net Decrease in Payables Related to Operations                                                                (4)
      Accretion/Amortization of Discounts and Premiums                                                            (629)
----------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by Operating Activities                                                                       136
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash Received for Reverse Repurchase Agreements - Net                                                         2,412
   Cash Distributions Paid                                                                                      (2,570)
======================================================================================================================
   Net Cash Used for Financing Activities                                                                         (158)
----------------------------------------------------------------------------------------------------------------------
   Net Decrease in Cash                                                                                            (22)
CASH AT BEGINNING OF PERIOD                                                                                         22
======================================================================================================================
CASH AT END OF PERIOD                                                                                        $      --
======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                    SIX MONTHS
                                       ENDED                                    YEARS ENDED DECEMBER 31,
                                   JUNE 30, 2001  ==================================================================================
                                    (UNAUDITED)             2000            1999           1998        1997              1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                              $  9.01         $    10.56        $  9.64        $ 13.74     $ 14.86          $  12.99
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                     0.49               1.19           1.15           1.23        1.29              1.71
Net Realized and Unrealized Gain
   (Loss) on Investments                 (0.93)             (1.61)          0.82         (4.09)        1.19              2.15
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations    (0.44)             (0.42)          1.97         (2.86)        2.48              3.86
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                 (0.52)             (1.13)        (1.05)         (1.18)      (1.29)            (1.49)
   In Excess of Net Investment Income       --                 --            --             --       (0.01)               --
   Net Realized Gain                        --                 --            --             --       (2.25)            (0.50)
   In Excess of Net Realized Gain           --                 --            --           (0.06)     (0.05)               --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                 (0.52)             (1.13)        (1.05)         (1.24)      (3.60)            (1.99)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $  8.05         $     9.01        $ 10.56        $  9.64     $ 13.74          $  14.86
====================================================================================================================================
PER SHARE MARKET VALUE, END OF
   PERIOD                              $  8.49         $     7.75        $  8.38        $  8.31     $ 13.13          $  14.63
====================================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                          16.88%              5.05%         12.88%       (29.20)%      13.93%            34.44%
   Net Asset Value (1)                  (4.68)%            (3.14)%         22.73%       (21.57)%      17.38%            31.45%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (THOUSANDS)                         $ 33,665        $   37,662        $44,164        $40,294     $57,069           $61,591
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
   Assets                                 3.55%(*)           3.03%          2.60%          2.59%       1.86%             2.00%
Ratio of Expenses Excluding Interest
   Expense to Average Net Assets          1.94%(*)           1.91%          2.08%          2.03%       1.75%             1.81%
Ratio of Net Investment Income to
   Average Net Assets                    10.87%(*)          11.53%         11.53%         10.13%       8.15%            12.17%
Portfolio Turnover Rate                     74%               163%           125%           266%        333%              280%
------------------------------------------------------------------------------------------------------------------------------------

* Annualized

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

 3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

 4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

    At June 30, 2001, the Fund had reverse repurchase agreements outstanding with Salomon Brothers as follows:


                                                                MATURITY IN
                                                                 LESS THAN
                                                                 365 DAYS
                                                                -----------

    Value of Securities Subject to
      Repurchase                                                $ 9,000,000
    Liability Under Reverse
       Repurchase Agreement                                     $10,428,000
    Interest Rate                                                     6.00%


    The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001, was approximately $1,082,000 at a weighted average interest rate of 5.14%.


5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

  - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.


    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securi-ties as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

15. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts, securities sold short, structured securities, futures and over-the-counter trading.

16. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: For the six months ended June 30, 2001, the Fund made purchases and sales totaling $35,098,000 and $33,811,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was $54,868,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $11,297,000 of which $1,289,000 related to appreciated securities and $12,586,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryfor-ward for U.S. Federal income tax purposes of approximately $12,764,000 to offset against future capital gains of which $10,808,000 will expire on December 31, 2006 and $1,956,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $160,000 and post-October capital losses of $203,000.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

A significant portion of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable, under the Plan, totaled $47,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

During June 2001, the Board of Directors declared a distribution of $0.26 per share, derived from net investment income, payable on July 13, 2001, to shareholders of record on June 29, 2001.

F. SUPPLEMENTAL PROXY INFORMATION: The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Directors:

                                      VOTES IN           VOTES
                                      FAVOR OF          AGAINST
                                      --------          -------
Ronald E. Robison                     3,710,036         131,789
Gerard E. Jones                       3,710,036         131,789
Barton M. Biggs                       3,710,036         131,789
William G. Morton, Jr.                3,710,036         131,789
John A. Levin                         3,710,036         131,789

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

    Morgan Stanley Global Opportunity BondFund, Inc.
    American Stock Transfer & Trust Company
    Dividend Reinvestment and Cash Purchase Plan
    40 Wall Street
    New York, NY 10005
    1-800-278-4353

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                    Fergus Reid
Chairman of the Board of           Director
Directors

Ronald E. Robison                  Frederick O. Robertshaw
PRESIDENT AND DIRECTOR             DIRECTOR

John D. Barrett II                 Stefanie V. Chang
DIRECTOR                           VICE PRESIDENT

Gerard E. Jones                    Arthur J. Lev
DIRECTOR                           VICE PRESIDENT

Graham E. Jones                    Joseph P. Stadler
DIRECTOR                           VICE PRESIDENT

John A. Levin                      Mary E. Mullin
DIRECTOR                           SECRETARY

Andrew McNally IV                  Belinda A. Brady
DIRECTOR                           TREASURER

William G. Morton, Jr.             Robin L. Conkey
DIRECTOR                           ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.